Exhibit 99.1

John V. Faraci Chairman & CEO

CS First Boston Global Basics Conference

March 3, 2005

Forward Looking Statement

Statements on these slides or in this presentation that are not historical are forward-looking. These statements are subject to risks and uncertainties that could cause actual results to differ materially, including but not limited to, the strength of demand for the company’s products and changes in overall demand, the effects of competition from foreign and domestic producers, the level of housing starts, changes in the cost or availability of raw materials, unanticipated expenditures related to the cost of compliance with environmental and other governmental regulations, the ability of the company to continue to realize anticipated cost savings, performance of the company’s manufacturing operations, results of legal proceedings, changes related to international economic conditions and changes in currency exchange rates, particularly the relative value of the U.S. dollar to the Euro, economic conditions, specifically Brazil and Russia, the current military action in Iraq and the war on terrorism. We undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise. These and other factors that could cause or contribute to actual results differing materially from such forward looking statements are discussed in greater detail in the company’s Securities and Exchange Commission filings

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Statements Relating to the Use of Non-GAAP Financial Measures

During the course of this presentation, certain non-U.S. GAAP financial information will be presented. Reconciliations of those numbers to U.S. GAAP financial measures is available on the company’s website at www.internationalpaper.com under Investor Information

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Agenda

Progress & 2005 Outlook Current Priorities

Deliver Non-Price Improvement Maintain Financial Discipline

Strategic Goals

Achieve ROI Target Rebalance Portfolio

Expand in High Return, Growth Markets

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Financial Performance

Revenues ($B)

28

25.4 25.5

26

23.9 24.0

24

22

20

2001 2002 2003 2004

Earnings Per Share* ($)

1.5 1.31 1.05

1

0.76

0.5 0.36

0

2001 2002 2003 2004

*Basic EPS from continuing operations and before special items

5

12M’04 vs. 12M’03

EPS from cont. ops before special items

EPS $ / Share $1.80

$1.50

$1.20

$0.90 $.76

$0.60

$0.30

$0.00 $.31 $.40 $.32

($.29)

($.14)

($.07) $.02 $1.31

Paper ($0.06) Packaging $0.06 Wood Prod $0.28 Other $0.03

Wood Costs ($0.10) Energy ($0.10) Other ($0.09)

Int. Expense $0.15 Corporate ($0.04) Other ($0.09)

2003 Tax Rate 20% 2004 Tax Rate 26%

12M’03 Price Volume Cost/Mix Raw Land Tax Rate Other 12M’04

Material Sales

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2005 Outlook

2-3% demand growth Good operating rates

Prices

Previously announced IP 2004 paper increases continue to be implemented IP announced 2005 price increases – full effect later in the year

Costs

Customer Benefits

High energy & chemical costs. Wood costs moderate with dry weather Higher pension expenses & increased supply chain expenses

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Current Priorities

Deliver non price improvement

Lower costs

Improve mix & volumes

Maintain financial discipline

Optimize capital allocation Strengthen the balance sheet

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Internal Initiatives

Non price improvement status $ billions

Lower Costs & Create Efficiencies

Improve Mix

Grow Volumes

Gross Improvement Higher Costs/Inflation Non-Price Improvement After Inflation

Manufacturing Excellence Supply Chain Lower S&A/Other Segmenting Solutions New Products

Targeted Segments Market Recovery

Target 2003 2004 $1.6 $0.4 $0.4 $0.7 $0.0 $0.3 $2.3 $0.4 $0.7

($0.8) ($0.5) ($0.4) $1.5 ($0.1) $0.3

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Lower Costs—Manufacturing Excellence

Machine efficiency up 3 percentage points

OME

85% 84% 83% 82% 81%

80%

75%

2001 2002 2003 2004

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Lower Costs—Energy

Natural gas consumption down 33% since 2002

Trillion BTUs

80 60 40 20 0 $6.47 $5.80 60

$3.45 45

40 $/MMBTU

7 6 5 4 3 2 1 0

2002 2003 2004

Natural Gas Consumed

Natural Gas Cost per unit

Total US Mill Energy Purchases before Natural Gas Hedges—$MM $680 $815 $845

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Supply Chain Initiative

Lower costs, improve efficiencies & service

Improve processes related to IP’s $3.5 billion costs to serve & deliver

Procurement Transportation Warehousing

Order Management Scheduling Invoicing

Working Capital Management

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Supply Chain Initiative

Lower costs, improve efficiencies & service

Costs $500+ million external spending $100 million incremental hires Major expense $180 million/year in 2005 & 2006

Benefits $400—500 million annual savings beginning 2007/08:

Lower sourcing $200 Lower logistics $180 Better scheduling $50 Improved mfg. $50 Efficient ordering $20

Enterprise-wide initiative to standardize processes & information from order entry to invoicing

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Supply Chain

Helping IP and its customers

Supply Chain Initiative Increases IP’s & Customer’s Profitability

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Supply Chain

Helping IP and its customers

Old Method

IP Inventory

Customer tracks usage & orders

Mill IP Warehouse Customer

New Supply Chain

IP tracks usage & automatically replenishes IP Inventory

Mill

Customer

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Supply Chain

Helping IP and its customers

IP Benefits

Lower freight costs Eliminated warehouse Reduced working capital Lower invoice processing More business

Fewer stock outs Reduced working capital Lower procurement/ buyer eliminated Less emergency premium purchases More business

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Improve Mix & Volumes Winning with customers 2004 vs. 2002 Revenue Change Rank Order by IP Sales Revenue 1 320% 50% 40% 30% 30% 30% 20% 10% 10% 11 7 13 12 4 6 1 2 9 FedEx/Kinko’s National Envelope Home Depot Altria Xerox Corp. Perseco Staples, Inc. RR Donnelly Cenveo/Mail-Well

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Improve Mix & Volumes

Grow value-added products

Value-added and mill branded cut-size have significantly higher growth rates & better margins than private label cut-size

Volume Growth %

10 8 6 4 2 0

Private label cut-size = 1.0

Margin Index

2.5

2.0 1.5 1.0

0.5

0.0

Growth Rate

Margin

Value-added

Mill branded

Private label

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Maintain Capital Discipline

Optimize capital allocation

Maintain capex at 75-85% of depreciation over a cycle

($1.2—1.4 billion per year) Allocate capital to those businesses with best returns in North America & elsewhere

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Maintain Capital Discipline

2005 Capex $1.4 billion

Productivity & Cost 45%

Maintenance 30%

Growth 15%

Regulatory 10%

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Maintain Capital Discipline

Reduce debt 2005-2006

Targeting $3 billion reduction to $12 billion gross debt by year-end 2006 Since year-end 2004, repaid $1.3 billion debt

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Strategic Goals

Achieve ROI target

Rebalance portfolio

Expand in emerging markets

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Achieve ROI Target: To Be Among BEST Industrials

2003

IP Goal $1.5 B non-price improvement

Trend line pricing

4% ROI

Rebalance the portfolio

9% ROI

Increase ROI by 500 basis points to 9% at trend line prices

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Rebalance the Portfolio

Divest non-strategic assets

Invest in best performing strategic businesses

North America Emerging economies

Expand in fast growing, low cost markets

Eastern Europe

Latin America – focus on Brazil Asia – focus on China

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Rebalancing the Portfolio

Exit

Completed

CHH Tissue

Minor European assets Weldwood Canada Maine/NH Timberlands

Pending

Fine Papers Industrial Papers CHH Forests (25%)

Invest

Completed/Ongoing

Box USA E. Europe capex Eastover capex—UFS

Pending

Brazil pulp/paper mill

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Forest Products

U.S. forestlands

Acres (million)

14 12 10 8 6 4 2 0

Union Camp & Champion acquisitions

12.1 10.4

9.0 8.3 7.1 6.8 6.1 6.1 6.4 6.3 5.9

1994 1996 1998 2000 2002 2004

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Rebalancing the Portfolio

Exit

Completed

CHH Tissue

Minor European assets Weldwood Canada Maine/NH Timberlands

Pending

Fine Papers Industrial Papers CHH Forests (25%)

Invest

Completed/Ongoing

Box USA E. Europe capex Eastover capex—UFS

Pending

Brazil pulp/paper mill

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Expand Globally

High returns and current expertise

2004

% Total

100 80 60 40 20 0

20% 25%

40%

Capital

Employed

Sales

EBIT

Non-North America North America

Better than average margins Low cost Growth markets IP already there with proven track record & management Customers seek global partners Channel access established

28

IP European Paper Mills

Inverurie

Svetogorsk

Kwidzyn

Saillat

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Success in Russia

Svetogorsk, Russia

Uncoated 300,000 tpy

Liquid Pkg. Board 100,000 tpy

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Success in Russia

31

Success in Russia

32

Success in Russia

33

Success in Russia

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Success in Russia

1999

Today

35

Success in Russia

Tomorrow

liquid packaging board uncoated paper BCTMP pulp line +15,000 tpy +60,000 tpy +200,000 tpy 2

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Success in Russia

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High Return, Emerging Markets

Current & future opportunities

Asia / China

Latin America

Eastern Europe

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First Year Reflections

Think globally Maintain focus on customers Adapt to changing world Invest in best returns & businesses / make choices Execution is key Listen to shareowners _ _ _ _ _ _

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IP into the Future

Current Priorities

Committed to increasing profitability & returns Focus on non-price improvement Narrow business focus

Strategic Goals

Profitably grow in emerging markets Increase value to shareholders

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Appendix

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International Paper Profile

Global paper and forest products company

$26 billion in revenues

80,000 employees worldwide

Focused on three core businesses

Operations in over 40 countries and selling products in more than 120 nations

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Focus on Three Core Businesses

Paper

Paper

51% of 2004 Revenue

Number one uncoated papers position globally Largest coated paper producer in North America xpedx is the largest merchant distributor in the U.S.

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Focus on Three Core Businesses

Packaging

Packaging

28% of 2004 Revenue

Largest bleached board producer globally Number three containerboard position globally Strong corrugated box businesses in U.S. and Europe

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Focus on Three Core Businesses

Forest Products

Forest Products

17% of 2004 Revenue

Number two largest private landowner in U.S. Significant lumber and plywood producer in U.S.

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